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                                                                  EXHIBIT 10.M.1
                             AMENDMENT NO. 2 TO THE
                             EL PASO ENERGY PARTNERS
                         1998 OMNIBUS COMPENSATION PLAN


         Pursuant to Section 13.1 of the El Paso Energy Partners 1998 Omnibus Compensation Plan, amended and restated effective as of January 1, 1999, as amended (the "Plan"), the Plan is hereby amended as follows, effective as of May 15, 2003:

         WHEREAS, effective as of May 15, 2003, the name of the General Partner and the Partnership changed to GulfTerra Energy Company, L.L.C. and GulfTerra Energy Partners, L.P., respectively.

         NOW, THEREFORE, the name of the Plan is hereby changed to "GulfTerra Energy Partners 1998 Omnibus Compensation Plan."

         All references in the Plan to "El Paso Energy Partners Company" or the "General Partner" shall mean "GulfTerra Energy Company, L.L.C." and all references in the Plan to "El Paso Energy Partners, L.P." or the "Company" shall mean "GulfTerra Energy Partners, L.P."

         IN WITNESS WHEREOF, the General Partner has caused this amendment to be duly executed on behalf of the Partnership on this 15th day of May, 2003.


                                           GULFTERRA ENERGY PARTNERS, L.P.
                                           By: GulfTerra Energy Company, L.L.C.
                                               The General Partner



                                           By     /s/ D. Dwight Scott
                                              ----------------------------------
                                           Title: Executive Vice President

ATTEST:



By     /s/ David L. Siddall
   ---------------------------------
Title: Corporate Secretary